SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : May 25, 2001


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust
          Agreement, dated as of March 1, 2001 providing for the issuance of Structured Asset Securities Corporation Pass-through Certificates, Series 2001-3A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-11               74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Pass-through Certificates, Series 2001-4A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of March 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee. On May 25, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on May 25, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK, not in its
                                    individual capacity but solely as Trustee
                                     under the Agreement referred to herein

Date:  May 31, 2001            By:   /s/ Karen Schluter
                                     Trust Officer

INDEX TO EXHIBITS


      Exhibi
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         May 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on May 25, 2001

                                       -5-

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     May 25, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                               Ending
                Face       Principal                                                     Realized   Deferred       Principal
Class          Value       Balance           Principal        Interest       Total         Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1        40,000,000.00     36,245,966.60   4,174,177.13      173,678.59     4,347,855.72      0.00      0.00       32,071,789.47
A2       248,910,000.00    225,549,588.69  25,974,860.76    1,033,768.95    27,008,629.71      0.00      0.00      199,574,727.93
A3       200,000,000.00    200,000,000.00           0.00    1,041,666.67     1,041,666.67      0.00      0.00      200,000,000.00
A4         1,000,000.00      1,000,000.00           0.00        5,208.33         5,208.33      0.00      0.00        1,000,000.00
A5           489,732.00        489,243.57         490.83            0.00           490.83      0.00      0.00          488,752.74
B1         7,682,000.00      7,676,228.04       5,831.35       39,980.35        45,811.70      0.00      0.00        7,670,396.69
B2         4,353,000.00      4,349,729.32       3,304.33       22,654.84        25,959.17      0.00      0.00        4,346,424.99
B3         2,560,000.00      2,558,076.51       1,943.28       13,323.32        15,266.60      0.00      0.00        2,556,133.23
B4         3,585,000.00      3,582,306.37       2,721.35       18,657.85        21,379.20      0.00      0.00        3,579,585.02
B5         1,792,000.00      1,790,653.56       1,360.29        9,326.32        10,686.61      0.00      0.00        1,789,293.27
B6         1,795,524.00      1,794,174.91       1,362.97        9,344.66        10,707.63      0.00      0.00        1,792,811.94
R                100.00              0.00           0.00            0.00             0.00      0.00      0.00                0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS   512,167,356.00    485,035,967.57  30,166,052.29    2,367,609.88    32,533,662.17      0.00      0.00      454,869,915.28
-----------------------------------------------------------------------------------------------------------------------------------
A6                 0.00     29,965,627.97           0.00      156,070.98       156,070.98      0.00      0.00       26,514,710.51
A7                 0.00     75,816,155.32           0.00      394,875.81       394,875.81      0.00      0.00       71,004,423.42
-----------------------------------------------------------------------------------------------------------------------------------


Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                         Current
                           Beginning                                                            Ending          Class   Pass-thru
Class       cusip          Principal        Principal         Interest         Total           Principal                 Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
A1        8635726B4     906.14916500    104.35442825         4.34196475       108.69639300      801.79473675    A1     5.750000 %
A2        8635726C2     906.14916512    104.35442835         4.15318368       108.50761203      801.79473677    A2     5.500000 %
A3        8635726D0   1,000.00000000      0.00000000         5.20833335         5.20833335    1,000.00000000    A3     6.250000 %
A4        8635726L2   1,000.00000000      0.00000000         5.20833000         5.20833000    1,000.00000000    A4     6.250000 %
A5        8635726E8     999.00265860      1.00224204         0.00000000         1.00224204      998.00041655    A5     0.000000 %
B1        8635726H1     999.24863838      0.75909268         5.20441942         5.96351211      998.48954569    B1     6.250000 %
B2        8635726J7     999.24863772      0.75909258         5.20441994         5.96351252      998.48954514    B2     6.250000 %
B3        8635726K4     999.24863672      0.75909375         5.20442188         5.96351563      998.48954297    B3     6.250000 %
B4        8635726N8     999.24863877      0.75909344         5.20442120         5.96351464      998.48954533    B4     6.250000 %
B5        8635726P3     999.24863839      0.75909040         5.20441964         5.96351004      998.48954799    B5     6.250000 %
B6        8635726Q1     999.24863717      0.75909317         5.20441943         5.96351260      998.48954400    B6     6.250000 %
R         8635726M0       0.00000000      0.00000000         0.00000000         0.00000000        0.00000000    R      6.250000 %
TOTALS                  947.02632233     58.89881879         4.62272703        63.52154582      888.12750354

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     May 25, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                 Original         Beginning                                                                            Ending
                   Face           Principal                                                   Realized   Deferred      Principal
Class             Value           Balance       Principal        Interest       Total          Losses    Interest      Balance
-----------------------------------------------------------------------------------------------------------------------------------
LTA1       40,000,000.00     36,245,966.60   4,174,177.13      173,678.59      4,347,855.72     0.00     0.00         32,071,789.47
LTA2      248,910,000.00    225,549,588.69  25,974,860.76    1,033,768.95     27,008,629.71     0.00     0.00        199,574,727.93
LTA3      200,000,000.00    200,000,000.00           0.00    1,041,666.67      1,041,666.67     0.00     0.00        200,000,000.00
LTA4        1,000,000.00      1,000,000.00           0.00        5,208.33          5,208.33     0.00     0.00          1,000,000.00
LTA5          489,732.00        489,243.57         490.83            0.00            490.83     0.00     0.00            488,752.74
LTQ               100.00              0.00           0.00            0.00              0.00     0.00     0.00                  0.00
LTB        21,767,524.00     21,751,168.72      16,523.56      113,287.34        129,810.90     0.00     0.00         21,734,645.16
LTR                 0.00              0.00           0.00            0.00              0.00     0.00     0.00                  0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS    512,167,356.00    485,035,967.58  30,166,052.28    2,367,609.88     32,533,662.16     0.00     0.00        454,869,915.30
-----------------------------------------------------------------------------------------------------------------------------------
LTA7                0.00              0.00           0.00      394,875.81        394,875.81     0.00     0.00                  0.00
-----------------------------------------------------------------------------------------------------------------------------------

Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                          Current
                    Beginning                                                        Ending                      Class   Pass-thru
Class     cusip     Principal     Principal         Interest         Total        Principal                               Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
LTA1             906.14916500     104.35442825      4.34196475      108.69639300    801.79473675             LTA1     6.250000 %
LTA2             906.14916512     104.35442835      4.15318368      108.50761203    801.79473677             LTA2     6.250000 %
LTA3           1,000.00000000       0.00000000      5.20833335        5.20833335  1,000.00000000             LTA3     6.255000 %
LTA4           1,000.00000000       0.00000000      5.20833000        5.20833000  1,000.00000000             LTA4     6.250000 %
LTA5             999.00265860       1.00224204      0.00000000        1.00224204    998.00041655             LTA5     0.000000 %
LTQ                0.00000000       0.00000000      0.00000000        0.00000000      0.00000000             LTQ      0.000000 %
LTB              999.24863848       0.75909231      5.20442013        5.96351243    998.48954617             LTB      6.250000 %
-------------------------------------------------------------------------------------------------------------   -------------------
TOTALS           947.02632235      58.89881877      4.62272703       63.52154580    888.12750358
-------------------------------------------------------------------------------------------------------------   -------------------

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                                     May 25, 2001


Sec. 4.03(i)    Scheduled Principal Amounts                                                         368,557.14

Sec. 4.03(i)    Unscheduled Principal Amounts                                                    29,797,495.15

Sec. 4.03(iv)   Aggregate Advances                                                                        0.00

Sec. 4.03(v)    Ending Principal Balance                                                        454,869,916.10

Sec. 4.03(vii)  Current Period Realized Losses                                                            0.00

                Bankruptcy Losses                                                                         0.00
                Fraud Losses                                                                              0.00
                Special Hazard Losses                                                                     0.00

                Bankruptcy Loss Amount                                                              100,000.00
                Fraud Loss Amount                                                                10,243,347.14
                Special Hazard Loss Amount                                                        4,850,359.68

                Servicing Fees                                                                      200,168.69
                Sub-Servicing Fees (includes Retained Interest)                                       4,041.89
                Trustee Fees                                                                          2,020.98

Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                Category      Number    Principal Balance   Percentage
               1 Month           17          7,937,650.63      1.75 %
               2 Month            0                  0.00      0.00 %
               3 Month            0                  0.00      0.00 %
                 Total           17          7,937,650.63      1.75 %

                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure

                 Number    Principal Balance   Percentage
                     0                0.00        0.00%

Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loans

                Number    Principal Balance   Percentage
                   0                0.00        0.00%

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-4A
                                       May 25, 2001


Sec.4.03(viii)  Aggregate Outstanding Interest Shortfalls


                Class a1 shortfall                         0.00
                Class a2 shortfall                         0.00
                Class a3 shortfall                         0.00
                Class a4 shortfall                         0.00
                Class a6 shortfall                         0.00
                Class a7 shortfall                         0.00
                Class b1 shortfall                         0.00
                Class b2 shortfall                         0.00
                Class b3 shortfall                         0.00
                Class b4 shortfall                         0.00
                Class b5 shortfall                         0.00
                Class b6 shortfall                         0.00
                Class r shortfall                          0.00


Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls

                Class a1 shortfall                         0.00
                Class a2 shortfall                         0.00
                Class a3 shortfall                         0.00
                Class a4 shortfall                         0.00
                Class a6 shortfall                         0.00
                Class a7 shortfall                         0.00
                Class b1 shortfall                         0.00
                Class b2 shortfall                         0.00
                Class b3 shortfall                         0.00
                Class b4 shortfall                         0.00
                Class b5 shortfall                         0.00
                Class b6 shortfall                         0.00
                Class r shortfall                          0.00

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
               THE CHASE MANHATTAN BANK - Structured Finance Services 450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------

                                       -8-

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